SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: May 9, 2002
                Date of Earliest Event Reported: May 9, 2002



                              AEROCENTURY IV, INC.
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               (Exact name of registrant as specified in its charter)




                                     CALIFORNIA
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            (State or other jurisdiction of incorporation or organization)

         333-22239                                     94-3260392
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       (Commission File Number)        (I.R.S. Employer Identification No.)


                1440 CHAPIN AVENUE, SUITE 310, BURLINGAME, CA 94010
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                (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (650) 340-1880
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                     Former address, if changed since last report: N/A


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On May 3, 2002, as anticipated, the Company received notice of an Event of Default under the Indenture of Trust securing its 10% Secured Promissory Notes (the "Notes") from the Indenture Trustee, Wells Fargo Bank Northwest, National Association (successor to First Security Bank, National Association) ("Trustee"), relating to the Company's failure to pay interest due under the Notes on February 1, 2002. The Company and the Trustee have agreed to execute a transfer of collateral in lieu of foreclosure, and are in the process of negotiating a Transfer Agreement and Bill of Sale regarding such transfer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AeroCentury IV, Inc.
                                            (Registrant)


Date: May 9, 2002                    By:     /s/ Toni M. Perazzo
                                           -----------------------------
                                            Toni M. Perazzo
                                            Title:   Sr. Vice President, Finance